UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 19, 2007

Glu Mobile Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33368	91-2143667
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1800 Gateway Drive, Second Floor, San Mateo, California		94404
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(650) 571-1550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously announced, on November 28, 2007, Glu Mobile Inc., a Delaware corporation ("Glu"), and its wholly owned subsidiary Maverick Acquisition Corp. ("Merger Sub") entered into an Agreement and Plan of Merger (the "Merger Agreement") to acquire Beijing Zhangzhong MIG Information Technology Co. Ltd. ("MIG").

On December 19, 2007, pursuant to the Merger Agreement, Merger Sub merged with and into an entity affiliated with MIG (the "Merger"), with the MIG-affiliated entity surviving the Merger as a wholly owned subsidiary of Glu. In connection with the Merger, Glu paid cash consideration valued at approximately $14.7 million at closing. Pursuant to the Merger Agreement, Glu may make additional payments to MIG affiliated stockholders of up to $25 million in cash and stock, contingent upon the achievement by MIG of specified financial milestones during 2008, with a portion of the additional payments subject to vesting upon continued employment of the principal officers of MIG.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.01 to Glu’s report on Form 8 K dated November 28, 2007 (filed December 3, 2007) and the related disclosure in such report. A copy of the press release announcing the completion of the Merger is attached to this report as Exhibit 99.01 and is incorporated into this Item 2.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Glu intends to amend this report to file the required financial statements reflecting the acquisition of MIG no later than 71 calendar days after the date that this report on Form 8-K must be filed.

(b) Pro Forma Financial Information.

Glu intends to amend this report to file the required pro forma financial statements reflecting the acquisition of MIG no later than 71 calendar days after the date that this report on Form 8-K must be filed.

(d) Exhibits.

2.01 Agreement and Plan of Merger, dated as of November 28, 2007, by and among Glu Mobile Inc., Maverick Acquisition Corp., Awaken Limited, Awaken (Beijing) Communications Technology Co. Ltd., Beijing Zhangzhong MIG Information Technology Co. Ltd., Beijing Qinwang Technology Co. Ltd., each of Wang Bin, Wang Xin and You Yanli, and Wang Xin, as Representative (incorporated by reference to Exhibit 2.01 to Glu’s report on Form 8 K dated November 28, 2007 (filed December 3, 2007)).

99.01 Press Release issued by Glu Mobile Inc., on December 20, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glu Mobile Inc.

December 20, 2007	By:	/s/ Albert A. Pimentel

Name: Albert A. Pimentel
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.01	Press Release issued by Glu Mobile Inc., on December 20, 2007.